                                                                    Exhibit 99.1
                              LETTER OF TRANSMITTAL

                             UNICCO SERVICE COMPANY
                            AND UNICCO FINANCE CORP.
                                OFFER TO EXCHANGE
               9 7/8% SENIOR SUBORDINATED NOTES DUE 2007, SERIES B
                       FOR ANY AND ALL OF THE OUTSTANDING
                   9 7/8% SENIOR SUBORDINATED NOTES, DUE 2007
                  THE EXCHANGE OFFER AND WITHDRAWAL RIGHTS WILL
                               EXPIRE AT 5:00P.M.,
         NEW YORK CITY TIME, ON[ ], 1997, UNLESS THE OFFER IS EXTENDED,

                       STATE STREET BANK AND TRUST COMPANY
                             (THE "EXCHANGE AGENT")


        By Mail                By Facsimile Transmission:      By Hand or
                                                           Overnight  Courier:
(registered or certified           (617) 664-5395
   mail recommended):                                    State Street Bank and
                                                             Trust Company
                                                      Corporate Trust Department
   State Street Bank          Confirm by Telephone              4th Floor
   and Trust Company        or for Information Call:     Two International Place
Corporate Trust Department      (617) 664-5587                Boston, MA 021
    P.O. Box 778
Boston, MA 02102-0078


         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION OF INSTRUCTIONS VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

         THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

         By execution hereof, the undersigned hereby acknowledges receipt of the Prospectus dated October 14, 1997 (the "Prospectus") of Unicco Service Company and Unicco Finance Corp. (together the "Company") and this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 in principal amount of its 9 7/8% Senior Subordinated Notes due 2007, Series B (the "Exchange Notes"), which have

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been registered under the Securities Act of 1933, as amended (the "Securities
Act"), pursuant to a Registration Statement of which the Prospectus is a part, for each $1,000 in principal amount of its outstanding 9 7/8% Senior Subordinated Notes due 2007 (the "Notes"). The term "Expiration Date" shall mean 5:00 p.m., New York City time, on [ ], 1997, unless the Exchange Offer is extended, in which case the term "Expiration Date" means the latest date and time to which the Exchange Offer is extended. Capitalized terms used but not defined herein have the meaning given to them in the Prospectus.

         YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

         List on the next page the Notes to which this Letter of Transmittal relates. If the space indicated is inadequate, the Certificate or Registration Numbers and the Principal Amounts should be listed on a separately signed schedule affixed hereto.

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         Description of Senior Subordinated Notes Tendered Hereby
-------------------------------------------------------------------------

NAMES(S) AND                 CERTIFICATE OR          AGGREGATE PRINCIPAL
ADDRESS(ES) OF               REGISTRATION            AMOUNT REPRESENTED
REGISTERED OWNER(S)          NUMBERS*                BY NOTES
(PLEASE FILL IN)



                                TOTAL:

*        Need not be completed by Book-Entry Holders.

** Unless otherwise indicated, the Holder will be deemed to have tendered the full amount represented by such Notes. All tenders must be in integral multiples of $1,000


         This Letter of Transmittal is to be used (i) if certificates representing Notes are to be forwarded herewith, (ii) if tender of Notes is to be made by book-entry transfer to an

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account maintained by the Exchange Agent at The Depository Trust Company (the
"Depository" or "DTC"), pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering" or (iii) if tender of the Notes is to be made according to the guaranteed delivery procedures described in the Prospectus under "The Exchange Offer --Guaranteed Delivery Procedures." See Instruction 2. DELIVERY OF DOCUMENTS TO A BOOK-ENTRY TRANSFER FACILITY DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

         Unless the context requires otherwise, the term "Holder" with respect to the Exchange Offer means any person (i) in whose name Notes are registered on the books of the Company or any other person who has obtained a properly completed bond power from the registered holder or (ii) whose Notes are held of record by DTC who desires to deliver such Notes by book-entry transfer at DTC. The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Notes must complete this letter in its entirety.



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[ ]      CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER
         MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE DEPOSITORY AND COMPLETE THE FOLLOWING:


Name of Tendering Institution___________________________________________________

Account Number__________________________________________________________________

Transaction Code Number_________________________________________________________

         Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date may tender their Notes according to the guaranteed delivery procedures set forth in the Prospectus under the caption "The Exchange Offer -- Guaranteed Delivery Procedures. "See Instruction 2.

[ ] CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s)____________________________________________________

Name of Eligible Institution that Guaranteed Delivery___________________________

IF DELIVERY BY BOOK-ENTRY TRANSFER:

Account Number__________________________________________________________________

Transfer Code Number____________________________________________________________

[ ] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE TEN ADDITIONAL COPIES OF THE PROSPECTUS AND TEN COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

         Name:__________________________________________________________________

         Address:_______________________________________________________________

         PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

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Ladies and Gentlemen:

         Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Company the principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of such Notes tendered hereby, the undersigned hereby exchanges, sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Notes as are being tendered hereby, including all rights to accrued and unpaid interest thereon as of the Expiration Date. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said Exchange Agent acts as the agent of the Company in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged. The undersigned represents and warrants that it has full power and authority to tender, exchange, sell, assign and transfer the Notes tendered hereby and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that when the same are accepted for exchange, the Company will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim.

         The undersigned represents to the Company that (i) the Exchange Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such Exchange Notes, whether or not such person is the undersigned; (ii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in a distribution of such Exchange Notes; and (iii) the undersigned and any such other person acknowledge that, if they are participating in the Exchange Offer for the purpose of distributing the Exchange Notes, (a) they cannot rely on the position of the staff of the Securities and Exchange Commission enunciated in Exxon Capital Holdings Corporation (available April 13, 1989), Morgan Stanley & Co., Inc. (available June 5, 1991) or similar no-action letters and, in the absence of an exemption therefrom, must comply with the registration and prospectus delivery requirements of the Securities Act in connection with the resale transaction and (b) failure to comply with such requirements in such instance could result in the undersigned or any such other person incurring liability under the Securities Act for which such persons are not indemnified by the Company. If the undersigned or the person receiving the Exchange Notes covered by this letter is an affiliate (as defined under Rule 405 of the Securities Act) of the Company, the Exchange Notes may not be offered for resale, resold or otherwise transferred by the undersigned or such other person without registration under the Securities Act or an exemption therefrom. If the exchange offeree is a broker-dealer holding Notes acquired for its own account as a result of market-making activities or other trading activities, it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of Exchange Notes received in respect of such Notes pursuant to the Exchange Offer; however, by so acknowledging and by delivering a prospectus, the undersigned will not be

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deemed to admit that it is an "underwriter" within the meaning of the Securities
Act.

         The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, sale, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by a book-entry transfer facility. The undersigned further agrees that acceptance of any tendered Notes by the Company and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by the Company of its obligations under the Registration Rights Agreement and that the Company shall have no further obligations or liabilities thereunder for the registration of the Notes or the Exchange Notes.

         The Exchange Offer is subject to certain conditions set forth in the Prospectus under the caption "The Exchange Offer -- Conditions." The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by the Company), as more particularly set forth in the Prospectus, the Company may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown below the signature of the undersigned.

         All authority herein conferred or agreed to be conferred shall survive the death, bankruptcy or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. TENDERED NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

         Unless otherwise indicated in the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, certificates for all Exchange Notes delivered in exchange for tendered Notes, and any Notes delivered herewith but not exchanged, will be registered in the name of the undersigned and shall be delivered to the undersigned at the address shown below the signature of the undersigned. If an Exchange Note is to be issued to a person other than the person(s) signing this Letter of Transmittal, or if the Exchange Note is to be mailed to someone other than the person(s) signing this Letter of Transmittal or to the person(s) signing this Letter of Transmittal at an address different than the address shown on this Letter of Transmittal, the appropriate boxes of this Letter of Transmittal should be completed. If Notes are surrendered by Holder(s) that have completed either the box entitled "Special Registration Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, signature(s) on this Letter of Transmittal must be guaranteed by an Eligible Institution (as defined in Instruction 2).

SPECIAL REGISTRATION INSTRUCTIONS                  SPECIAL DELIVERY INSTRUCTIONS

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To be completed ONLY if the        To be completed ONLY if the Exchange
Exchange Notes are to be issued    Notes are to be sent to someone other than
in the name of someone other       the undersigned, or to the undersigned at an
than the undersigned.              address other than that shown above under
                                   "Description of Senior Subordinated Notes
                                   Tendered Hereby."

Issue check and/or certificate(s):
                                           Mail check and/or certificate(s) to:

Name:________________________
          (Please Print)
Address:______________________             Name:________________________
                                                      (Please Print)
_____________________________              Address:______________________
     (Include Zip Code)
_____________________________              ______________________________
(Employer Identification or               (Include Zip Code)
    Social Security No.)

(Complete Substitute Form W-9
      on the Reverse)



                             (Please print or type)

 REGISTERED HOLDER(S) OF NOTES SIGN HERE (IN ADDITION, COMPLETE SUBSTITUTE FORM
                                   W-9 BELOW)

X        ______________________________________________________________

X        ______________________________________________________________

         ______________________________________________________________
                     (Signature(s) of Registered Holder(s))

         Must be signed by registered Holder(s) exactly as name(s) appear(s) on the Notes or on a security position listing as the owner of the Notes or by person(s) authorized to become registered Holder(s) by properly completed bond powers transmitted herewith. If signature is by attorney-in-fact, trustee, executor, administrator, guardian, officer of a corporation or other person acting in a fiduciary capacity, please provide the following information. (Please print or type):

Name and Capacity (full title):_________________________________________________

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Address (including zip code): __________________________________________________

Area Code and Telephone Number:_________________________________________________

Taxpayer Identification or Social Security Number: _____________________________

Dated:__________________________________________________________________________


                               SIGNATURE GUARANTEE
                       (If Required -- See Instruction 4)

Authorized Signature:___________________________________________________________

________________________________________________________________________________
              (Signature of Representative of Signature Guarantor)

Name and Title:_________________________________________________________________

Name of Plan:___________________________________________________________________

Area Code and Telephone Number:_________________________________________________

Dated___________________________________________________________________________


 PAYOR'S NAME:  UNICCO SERVICE COMPANY AND UNICCO FINANCE CORP.
              THIS SUBSTITUTE FORM W-9 MUST BE COMPLETED AND SIGNED

PLEASE PROVIDE YOUR SOCIAL SECURITY NUMBER OR OTHER TAXPAYER IDENTIFICATION NUMBER ON THE FOLLOWING SUBSTITUTE FORM W-9 AND CERTIFY THEREIN THAT YOU ARE SUBJECT TO BACKUP WITHHOLDING.

________________________________________________________________________________


                               PART 1 - PLEASE PROVIDE YOUR TIN IN THE BOX AT RI
SUBSTITUTE                     AND CERTIFY BY SIGNING AND DATING BELOW.
  FORM W-9

                              ------------------------------------

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DEPARTMENT OF THE TREASURY
                                PART 2 - CHECK THE BOX IF YOU ARE NOT SUBJECT TO
INTERNAL REVENUE SERVICE        BACKUP WITHHOLDING UNDER THE PROVISIONS OF
                                SECTION 3406(A)(1)(C) OF THE INTERNAL
                                REVENUE CODE BECAUSE (1) YOU ARE EXEMPT FROM
                                BACKUP WITHHOLDING, (2) HAVE NOT BEEN
                                NOTIFIED THAT YOU ARE SUBJECT TO B
                                WITHHOLDING AS A RESULT OF FAILURE TO REPORT
                                ALL INTEREST OR DIVIDENDS OR (3) THE
                                INTERNAL REVENUE SERVICE HAS NOTIFIED YOU
                                THAT YOU ARE NO LONGER SUBJECT TO BACKUP
                                WITHHOLDING.


                                CERTIFICATION:  UNDER PENALTIES OF PERJURY, I
PAYOR'S REQUEST FOR TAXPAYER    CERTIFY THIS FORM IS TRUE, CORRECT AND COMPLETE.
IDENTIFICATION NUMBER ("TIN")

                                SIGNATURE:__________________
                                DATE:________________________



NOTE: ANY FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY CASH PAYMENTS IN EXCESS OF $10.00 MADE TO YOU.

         YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE BOX IN
         PART 3 OF SUBSTITUTE FORM W-9.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER I CERTIFY UNDER PENALTIES OF PERJURY THAT A TAXPAYER IDENTIFICATION NUMBER HAS EITHER (A) I HAVE MAILED OR DELIVERED AN APPLICATION TO RECEIVE A TAXPAYER ID, APPROPRIATE INTERNAL

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REVENUE SERVICE CENTER OR SOCIAL SECURITY ADMINISTRATION OR DELIVER AN
APPLICATION IN THE NEAR FUTURE. I UNDERSTAND THAT IF I DO NOT PROVIDE THE NUMBER WITHIN 60 DAYS, 31% OF ALL REPORTABLE PAYMENTS MADE TO ME THEREAFTER WILL BE WITHHELD UNTIL SUCH TIME AS I PROVIDE A NUMBER.

-------------------------------------------------------------------------
                                    SIGNATURE
-------------------------------------------------------------------------


                                  INSTRUCTIONS

                          FORMING PART OF THE TERMS AND
                        CONDITIONS OF THE EXCHANGE OFFER

1.        DELIVERY OF THIS LETTER OF TRANSMITTAL AND CERTIFICATES.

         All physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent's account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date. The method of delivery of this Letter of Transmittal, the tendered Notes and all other required documents is at the election and risk of the Holder. Instead of delivery by mail, it is recommended that Holders use an overnight or hand delivery service. Except as otherwise provided below, the delivery will be deemed made only when actually received by the Exchange Agent. In all cases, sufficient time should be allowed to assure timely delivery to the Exchange Agent before the Expiration Date.

         No alternative, conditional, irregular or contingent tenders will be accepted. All tendering Holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.


         Delivery to an address other than as set forth herein, or instructions via a facsimile number other than the ones set forth herein, will not constitute a valid delivery.

2.       GUARANTEED DELIVERY PROCEDURES.

         Holders who wish to tender their Notes, and (i) whose Notes are not immediately available, or (ii) who cannot deliver their Notes, the Letter of Transmittal or any other

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required documents to the Exchange Agent (or comply with the procedures for book-entry transfer) prior to the Expiration Date, may effect a tender if:

         a. the tender is made through a member firm of a registered national securities exchange or of the National Association of Securities Dealers, Inc., a commercial bank or trust company having an office or correspondent in the United States or an "eligible guarantor institution" within the meaning of Rule 17Ad-15 under the Exchange Act (an "Eligible Institution");

         b. prior to the Expiration Date, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) setting forth the name and address of the Holder of the Notes, the certificate or registration number(s) of such Notes and the principal amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that, within five (5) business days after the Expiration Date, the Letter of Transmittal (or facsimile thereof), together with the certificate(s) representing the Notes to be tendered in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository) and any other documents required by the Letter of Transmittal, will be deposited by the Eligible Institution with the Exchange Agent; and

         c. such properly completed and executed Letter of Transmittal (or facsimile thereof), as well as all tendered Notes in proper form for transfer (or a confirmation of book-entry transfer of such Notes into the Exchange Agent's account at the Depository) and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date.

         Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to Holders who wish to tender their Notes according to the guaranteed delivery procedures set forth above. Any Holder who wishes to tender Notes pursuant to the guaranteed delivery procedures described above must ensure that the Exchange Agent receives the Notice of Guaranteed Delivery relating to such Notes prior to the Expiration Date. Failure to complete the guaranteed delivery procedures outlined above will not, of itself, affect the validity or effect a revocation of any Letter of Transmittal form properly completed and executed by a Holder who attempted to use the guaranteed delivery procedures.

3.       PARTIAL TENDERS; WITHDRAWALS.

         If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering Holder should fill in the principal amount tendered in the column entitled "Principal Amount Tendered" of the box entitled "Description of Senior

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Subordinated Notes Tendered Hereby." A newly issued Note for the principal amount of Notes submitted but not tendered will be sent to such Holder as soon as practicable after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered in full unless otherwise indicated.

         Any Notes tendered pursuant to the Exchange offer may be withdrawn at any time prior to the Expiration Date, after which tenders of Notes are irrevocable.

         To withdraw a tender of Notes in the Exchange Offer, a written or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 5:00 p.m., New York City time, on the Expiration Date. Any such notice of withdrawal must (i) specify the name of the person having deposited the Notes to be withdrawn (the "Depositor"), (ii) identify the Notes to be withdrawn (including the certificate or registration number(s) and principal amount of such Notes, or, in the case of Notes transferred by book-entry transfer, the name and number of the account at the DTC to be credited), (iii) be signed by the Depositor in the same manner as the original signature on this Letter of Transmittal (including any required signature guarantees) or be accompanied by documents of transfer sufficient to have the Trustee with respect to the Notes register the transfer of such Notes into the name of the Depositor withdrawing the tender, (iv) specify the name in which such Notes are to be registered, if different from that of the Depositor and (v) include a statement that such Holder is withdrawing his election to have such Notes exchanged. All questions as to the validity, form and eligibility (including time of receipt) of such notices will be determined by the Company, whose determination shall be final and binding on all parties. Any Notes so withdrawn will be deemed not to have been validly tendered for purposes of the Exchange Offer, and no Exchange Notes will be issued with respect thereto unless the Notes so withdrawn are validly retendered. Any Notes which have been tendered but which are not accepted for exchange, will be returned to the Holder thereof without cost to such Holder as soon as practicable after withdrawal, rejection of tender or termination of Exchange Offer.

4. SIGNATURE ON THIS LETTER OF TRANSMITTAL; WRITTEN INSTRUMENTS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES.

         If this Letter of Transmittal is signed by the registered Holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration or enlargement or any change whatsoever. If this Letter of Transmittal is signed by a participant in the Depository, the signature must correspond with the name as it appears on the security position listing as the owner of the Notes. If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

         If a number of Notes registered in different names are tendered, it will be necessary

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to complete, sign and submit as many separate copies of this Letter of
Transmittal as there are different registrations of Notes.

         Signatures on this Letter of Transmittal or a notice of withdrawal, as the case may be, must be guaranteed by an Eligible Institution unless the Notes tendered hereby are tendered (i) by a registered Holder who has not completed the box entitled "Special Registration Instructions" or "Special Delivery Instructions" on the Letter of Transmittal or (ii) for the account of an Eligible Institution.

         If this Letter of Transmittal is signed by the registered Holder or Holders of Notes (which term, for the purposes described herein, shall include a participant in the Depository whose name appears on a security listing as the owner of the Notes) listed and tendered hereby, no endorsements of the tendered Notes or separate written instruments of transfer or exchange are required. In any other case, the registered Holder (or acting Holder) must either properly endorse the Notes or transmit properly completed bond powers with this Letter of Transmittal (in either case, executed exactly as the name(s) of the registered Holder(s) appear(s) on the Notes, and, with respect to a participant in the Depository whose name appears on a security position listing as the owner of Notes, exactly as the name of the participant appears on such security position listing), with the signature on the Notes or bond power guaranteed by an Eligible Institution (except where the Notes are tendered for the account of an Eligible Institution).

         If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, proper evidence satisfactory to the Company of their authority so to act must be submitted.

5.       SPECIAL REGISTRATION AND DELIVERY INSTRUCTIONS.

         Tendering Holders should indicate, in the applicable box, the name and address (or account at the Depository) in which the Exchange Notes or substitute Notes for principal amounts not tendered or not accepted for exchange are to be issued (or deposited), if different from the names and addresses or accounts of the person signing this Letter of Transmittal. In the case of issuance in a different name, the employer identification number or social security number of the person named must also be indicated, and the tendering Holder should complete the applicable box.

         If no instructions are given, the Exchange Notes (and any Notes not tendered or not accepted) will be issued in the name of and sent to the acting Holder of the Notes or deposited at such Holder's account at the Depository.

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
6.       TRANSFER TAXES.

         The Company shall pay all transfer taxes, if any, applicable to the exchange of Notes pursuant to the Exchange Offer. If, however, certificates representing Exchange Notes or Notes for principal amounts not tendered or accepted for exchange are to be delivered to, or are to be registered or issued in the name of, any person other than the registered Holder of the Notes tendered, or if tendered Notes are registered in the name of any person other than the person signing the Letter of Transmittal, or if a transfer tax is imposed for any reason other than the exchange of Notes pursuant to the Exchange Offer, then the amount of any such transfer taxes (whether imposed on the registered Holder or any other person) will be payable by the tendering Holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering Holder. Except as provided in this Instruction 6, it will not be necessary for transfer stamps to be affixed to the Notes listed in the Letter of Transmittal.

7.       WAIVER OF CONDITIONS.

         The Company reserves the right, in its reasonable judgment, to waive, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus. .

8.       MUTILATED, LOST, STOLEN OR DESTROYED NOTES.

         Any Holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

9.       REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES.

         Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal may be directed to the Exchange Agent at the address and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter may be directed to Chief Financial Officer, Unicco Service Company, Four Copley Place, Boston, MA 02116.

10.      VALIDITY AND FORM.

         All questions as to the validity, form, eligibility (including time of receipt), acceptance of tendered Notes and withdrawal of tendered Notes will be determined by the Company in its sole discretion, which determination will be final and binding. The Company reserves the absolute right to reject any and all Notes not properly tendered or any Notes the Company's acceptance of which would, in the opinion of counsel for the

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
Company, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to particular Notes. The Company's interpretation of the terms and conditions of the Exchange Offer (including the instructions in this Letter of Transmittal) will be final and binding on all parties. Unless waived, any defects or irregularities in connection with tenders of Notes must be cured within such time as the Company shall determine. Neither the Company, the Exchange Agent nor any other person shall be under any duty to give notification of defects or irregularities with respect to tenders of Notes, nor shall any of them incur any liability for failure to give such notification. Tenders of Notes will not be deemed to have been made until such irregularities have been cured or waived. Any Notes received by the Exchange Agent that are not properly tendered and as to which the defects or irregularities have not been cured or waived will be returned without cost to such holder by the Exchange Agent to the tendering Holders of Notes, unless otherwise provided herein, as soon as practicable following the Expiration Date.



                                       15
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                            IMPORTANT TAX INFORMATION

         Under federal income tax law, a Holder tendering Notes is required to provide the Exchange Agent with such Holder's correct TIN on Substitute Form W-9 above. If such Holder is an individual, the TIN is the Holder's social security number. The Certificate of Awaiting Taxpayer Identification Number should be completed if the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future. If the Exchange Agent is not provided with the correct TIN, the Holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such Holder with respect to tendered Notes may be subject to backup withholding. Certain Holders (including, among others, all domestic corporations and certain foreign individuals and foreign entities) are not subject to these backup withholding and reporting requirements. Such a Holder, who satisfies one or more of the conditions set forth in Part 2 of the Substitute Form W-9, should execute the certification following such Part 2. In order for a foreign Holder to qualify as an exempt recipient, that Holder must submit to the Exchange Agent a properly completed Internal Revenue Service Form W-8, signed under penalties of perjury, attesting to that Holder's exempt status. Such forms can be obtained from the Exchange Agent.

         If backup withholding applies, the Exchange Agent is required to withhold 31% of any amounts otherwise payable to the Holder. Backup withholding is not an additional tax. Rather, the tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained from the Internal Revenue Service.

10.      PURPOSE OF SUBSTITUTE FORM W-9

         To prevent backup withholding on payments that are made to a Holder with respect to the Exchange Notes, the Holder is required to notify the Exchange Agent of his or her correct TIN by completing the form herein certifying that the TIN provided on Substitute Form W-9 is correct (or that such Holder is awaiting a TIN) and that (i) such Holder is exempt, (ii) such Holder has not been notified by the Internal Revenue Service that he or she is subject to backup withholding as a result of failure to report all interest or dividends or (iii) the Internal Revenue Service has notified such Holder that he or she is no longer subject to backup withholding.

11.      WHAT NUMBER TO GIVE THE EXCHANGE AGENT

         Each Holder is required to give the Exchange Agent the social security number or employer identification number of the record Holder(s) of the Notes. If Notes are in more than one name or are not in the name of the actual Holder, consult the instructions on

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
Internal Revenue Service Form W-9, which may be obtained from the Exchange Agent, for additional guidance on which number to report.

12.      CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

         If the tendering Holder has not been issued a TIN and has applied for a number or intends to apply for a number in the near future, write "Applied For" in the space for the TIN on Substitute Form W-9, sign and date the form and the Certificate of Awaiting Taxpayer Identification Number and return them to the Exchange Agent. If such certificate is completed and the Exchange Agent is not provided with the TIN within 60 days, the Exchange Agent will withhold 31% of all payments made thereafter until a TIN is provided to the Exchange Agent.

         IMPORTANT: THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH NOTES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ALL OTHER REQUIRED DOCUMENTS) OR A NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT ON OR PRIOR TO THE EXPIRATION DATE.

         All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.


                                PLEASE SIGN HERE


----------------------------------          -----------------------------

----------------------------------
         Signature(s) of Owner(s)           _____________________________
         or Authorized Signatory Date                    Date


Area Code and Telephone Number:     (               )
                                 --------------------


                      Please print name(s) and address(es)

Name(s): ________________________________________________________
         ________________________________________________________
         ________________________________________________________
         ________________________________________________________

Capacity:         ________________________________________________________


Address(es):      ________________________________________________________


Account Number:   __________________________________________________




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
             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.--Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer.

                                                       GIVE THE
                                                       SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT:                              NUMBER OF--

1.  An individual's account.                           The individual
                                                       The actual owner of
2. Two or more individuals (joint                      the account or, if
     account)                                          combined funds, the
                                                       first individual on
                                                       the account (1)
3.  Custodian account of a minor                       The minor (2)
     (Uniform Gift to Minors Act)
4.  a.  The usual revocable savings                    The grantor - trustee (1)
          trust account (grantor is
          also trustee)
    b.  So-called trust account                       The actual owner (1)
          that is not a legal or valid
          trust under state law
5.   Sole proprietorship account                       The owner (3)
6.   A valid trust, estate or                          Legal entity
      pension trust
                                                       (Do not furnish the
                                                       identifying number of the
                                                       personal representative
                                                       or trustee unless the
                                                       legal entity itself is
                                                       not designated in the
                                                       account title) (4)

         ________________________________________________________

         ________________________________________________________

                                                       GIVE THE EMPLOYER
                                                       IDENTIFICATION
FOR THIS TYPE OF ACCOUNT:                              NUMBER OF--
--------------------------------------------------------------------------------

7.  Corporate account                                  The corporation

8.  Partnership account held in                        The partnership
     the name of the business

9.  Association, club or other tax                     The organization
     exempt organization

10. A broker or registered nominee                     The broker or nominee

11. Account with the Department of                     The public entity
    Agriculture in the name of a
    public entity (such as a State
    or local government, school
    district or prison) that
    receives agriculture program
    payments


(1)      List first and circle the name of the person whose number you furnish.

(2)      Circle the minor's name and furnish the minor's social security number.

(3) Show the name of the owner. The name of the business or the "doing business as" name may also be entered. Either the social security number or the employer identification number may be used.

(4) List first and circle the name of the legal trust, estate or pension trust.

Note: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

             GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
                          NUMBER ON SUBSTITUTE FORM W-9

OBTAINING A NUMBER
If you don't have a taxpayer identification number ("TIN") or you don't know your number obtain Form SS-5, Application for a Social Security Number Card, or Form SS-4, Application for Employer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service and apply for a number.

PAYEES EXEMPT FROM BACKUP WITHHOLDING
Payees specifically exempted from backup withholding on all interest, dividends and broker transactions payments include the following:

         -        A corporation.

         -        A financial institution.

         - An organization exempt from tax under section 501(a), or an individual retirement plan, or a custodial account under
                  Section 403(b)(7).

         -        The United States or any agency or instrumentality thereof.

         - A State, the District of Columbia, a possession of the United States or any subdivision or instrumentality thereof.

         - A foreign government, a political subdivision of a foreign government or any agency or instrumentality thereof.

         - An international organization or any agency or instrumentality thereof.

         - A registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.

         -        A real estate investment trust.

         -        A common trust fund operated by a bank under section 584(a).

         - An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1).

         - An entity registered at all times under the Investment Company Act of 1940.

         -        A foreign central bank of issue.
                  Payments of dividends and patronage dividends not generally subject to backup withholding include the following:

         -        Payments to nonresident aliens subject to withholding under section 1441.

         - Payments to partnerships not engaged in a trade or business in the U.S. and which have at least one nonresident partner.

         - Payments of patronage dividends where the amount received is not paid in money.

         -        Payments made by certain foreign organizations.

         -        Payments made to a nominee.
                  Payments of interest not generally subject to backup withholding include the following:

         -        Payments of interest on obligations issued by individuals.
                  NOTE: You may be
                  subject to backup withholding if this interest is $600 or more, and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.

         - Payments of tax-exempt interest (including exempt-interest dividends under section 852).

         - Payments described in section 6049(b)(5) to nonresident aliens.

         -        Payments on tax-free covenant bonds under section 1451.

         -        Payments made by certain foreign organizations.

         -        Payments made to a nominee.

EXEMPT PAYEES DESCRIBED ABOVE SHOULD FILE FORM W-9 TO AVOID POSSIBLE ERRONEOUS BACKUP WITHHOLDING. COMPLETE THIS SUBSTITUTE FORM W-9 AS FOLLOWS:

ENTER YOUR TAXPAYER IDENTIFICATION NUMBER, WRITE "EXEMPT" ON THE FACE OF THE FORM, SIGN, DATE AND RETURN THE FORM TO THE PAYER.

         Certain payments other than interest, dividends and patronage dividends, that are not subject to information reporting are also not subject to backup withholding. For details, see the sections 6041, 6041A(a), 6044, 6045, 6049, 6050A and 6050N and the regulations thereunder.

         PRIVACY ACT NOTICE.--Section 6109 requires most recipients of dividends, interest or other payments to give taxpayer identification numbers to payers who must report the payments to IRS. IRS uses the numbers for identification purposes and to help verify the accuracy of tax returns. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 31% of taxable interest, dividend and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

PENALTIES

(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER. If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure which is due to reasonable cause and not to willful neglect.

(2) CIVIL PENALTY FOR FALSE STATEMENTS WITH RESPECT TO WITHHOLDING. If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500.

(3) CRIMINAL PENALTY FOR FALSIFYING INFORMATION. Willfully falsifying certifications or affirmations, may subject you to criminal penalties including fines and/or imprisonment.

(4) MISUSE OF TAXPAYER IDENTIFICATION NUMBERS. If the payer discloses or uses taxpayer identification numbers in violation of Federal law, the payer may be subject to civil and criminal penalties.

         FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.




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